News Release

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DOUGLAS LAKE RELEASES DRILLING PROGRESS UPDATE ON THEIR KWANDEGE TARGET

Vancouver, British Columbia, November 4, 2011 -- Douglas Lake Minerals Inc. (the "Company" or "Douglas Lake") (OTCBB: DLKM) is pleased to announce that 54% of the first phase of the Kwandege drilling program has been completed on November 1, 2011 end of 19h00 shift.

"Despite the fact that we have been operating in a challenging environment over the past six weeks due to the extraordinarily heavy rains characterising this year's short rainy season in Tanzania, we have maintained momentum," stated Dr. Reyno Scheepers, COO of Douglas Lake Minerals. "We are furthermore excited about establishing the ability to prepare samples for gold assay in an ISO certified environment as part of our goal to drastically reduce assay result turn-around time."

Kwandege is the second of two DLKM targets currently being drilled in the Handeni district, Tanzania.

DOUGLAS LAKE MINERALS HANDENI PROPERTIES
MAGAMBAZI
Camp
PL6743
KWANDEGE
PL6742
PL6779
PL6744
5km

Fig. 1: Douglas Lake minerals Handeni properties outlined in red with the Kwandege (purple) and Magambazi (blue) target areas diagrammatically indicated.

The company has drilled 2700 meters of the planned 5000 meters (54%) diamond core drilling at Kwandege. Eighteen (18) of the envisaged 35 holes are completed, hole 20 currently being drilled (Fig. 2). A total of 3529 samples from Kwandege have been submitted to SGS laboratories and 511 samples to ALS laboratories (Mwanza, Republic of Tanzania) for gold (Au) assays.

Suite 500 - 666 Burrard Street, Vancouver, British Columbia, Canada V6C 3P6 T +1.604.642.6165 - F +1.604.642.6168
www.douglaslakeminerals.com - Trading Symbol: DLKM

377706/9358630
KW1_07
KW2_04
KW2_03
KW2_02
KW2_01
L
H
H
KW2_05
KW1_06
KW1_03
KW7_01
KW6_01
KW5_01
KW4_01
KW1_04
KW1_01
KW1_02
KW1_05
KW3_01
KW3_02
KW3_03
1 km
380060/9355511

Fig.2: Drill-hole positions at the DLKM Kwandege target. Holes for which gold assay results have been received are represented as red stars. Blue star represents the hole currently being drilled and green star a hole with visible gold in core. Elevation high (H) and lows (L) are indicated as contours, resistivity anomaly (main anomaly) outlined in grey and chargeability anomaly (secondary anomaly) outlined in purple. Current artisanal active areas represented as blue dots.

Seventeen (17) holes were drilled on the Kwandege resistivity low (main anomaly) and three (3) on the high chargeability (secondary) anomaly. The geological unit associated with possible high gold mineralization on the main anomaly is garnet amphibolite gneiss with the greatest concentrations of gold being associated with sulphides and quartz veining, shear zones as well as a sheared contact between garnet amphibolite gneiss and felsic gneiss. Drill-hole data is represented in Table 1.

Holes drilled on the chargeability (secondary) anomaly are highly enriched in sulphides with occasional gneissic intervals.

Douglas Lake Minerals is currently responding to the backlog in analytical results and slow drilling rate by:

a)     Engaging a second accredited laboratory for sample preparation followed by gold assay analyses outside of the Republic of Tanzania.

b)     Importing a mobile sample preparation unit to be managed by an accredited and certified international laboratory.

c)     Engaging a third dual purpose (Reverse Circulation and diamond core) drill rig expected to be on site by November 15th 2011.

These steps will ensure timely analytical results from our current drilling program as well as prepare the company to be independent as far as sample preparation is concerned for our future drilling programs on the Handeni property.

No.	Hole No.	Easting	Northing	Elevation	Azimuth	Dip	E.O.H.	Amphibolite
							(m)	Thickness
1	KW1/01	378196	9357806	575	025°	-50	250.50	81.50
2	KW1/02	378172	9357759	580	025°	-50	48.90	n.c.
3	KW1/03	378149	9357986	580	090°	-50	160.10	91.9
4	KW1/04	378144	9357889	585	035°	-50	157.90	41.5
5	KW1/05	378302	9357778	583	025°	-50	157.00	116.3
6	KW1/06	378384	9357850	597	025°	-50	143.90	74.3
7	KW2/01	379146	9357747	586	025°	-50	160.00	103
8	KW2/02	379080	9357804	599	025°	-50	202.50	36.1
9	KW2/03	379164	9357845	600	025°	-50	148.50	54
10	KW2/04	379183	9357930	593	025°	-50	178.4	39.5
11	KW2/05	379120	9357658	598	025°	-50	160.00	44
12	KW3/01	379105	9356553	561	0	90	219.01	5.7
13	KW3/02	378981	9356160	586	0	90	97.70	3
14	KW3/03	378900	9355848	605	0	90	101.00	0
15	KW4/01	378942	9357783	594	025°	-50	108.70	41.7
16	KW5/01	378835	9357776	585	025°	-50	56.60	10.4
17	KW6/01	378731	9357779	573	025°	-50	103.90	32.4
18	KW6/02	378770	9357871	575	025°	-50	141.60	10.4
19	KW7/01	378679	9357786	559	025°	-50	103.40	52
20	KW1/07	378461	9357929	569	025°	-50		n.c.
				Total metres drilled			2699.61	763.4
				n.c. = not completed.

Table 1: Summary of Kwandege drilling progress indicating metres drilled and thickness of potential gold bearing garnet amphibolite gneiss intersected.

A drill progress update on the Douglas Lake Minerals Magambazi target will be released shortly.

For further information please contact:

Douglas Lake Minerals Inc.
Debra Farquharson, Investor Relations
(604) 642-6164

About Douglas Lake

The Company is an emerging mineral exploration company focused on exploring and developing mining opportunities in Tanzania. For more information, go to www.douglaslakeminerals.com.

Safe Harbour Statements

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labour disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Forward looking statements are made based on management's beliefs, estimates and opinions on the date the statements are made and the Company undertakes no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as required by applicable law. Such forward-looking statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions, including, the risks and uncertainties outlined in our most recent financial statements and reports and registration statement filed with the United States Securities and Exchange Commission (the "SEC") (available at www.sec.gov) and with Canadian securities administrators (available at www.sedar.com). Such risks and uncertainties may include, but are not limited to, the risks and uncertainties set forth in the Company's filings with the SEC, such as the ability to obtain additional financing, the effect of economic and business conditions, the ability to attract and retain skilled personnel and factors outside the control of the Company. These forward-looking statements are made as of the date of this news release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by applicable law. Although the Company believes that the beliefs, plans, expectations and intentions contained in this news release are reasonable, there can be no assurance those beliefs, plans, expectations or intentions will prove to be accurate. Investors should consider all of the information set forth herein and should also refer to the risk factors disclosed in the Company's periodic reports filed from time-to-time with the SEC. This news release shall not constitute an offer to sell or the solicitation of an offer to buy securities of the Company nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.